UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2009

World Racing Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-18045

Delaware	90-0284113
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7575-D West Winds Boulevard
Concord, North Carolina 28027
(Address of principal executive offices, including zip code)

(704) 795-7223
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On February 18, 2009, the Registrant issued a press release to announce that the Company’s Board of Directors and a majority of its stockholders had approved a 1-for-101 reverse stock split, with the intention to deregister its Common Stock with the Securities and Exchange Commission (“Commission”).  Also on that day, the Registrant filed a Schedule 14C and Schedule 13E-3 with the Commission.

Item 9.01    Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD RACING GROUP, INC.

By: /s/ Brian M. Carter Brian M. Carter Chief Executive Officer
Date: February 23, 2009

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release announcing the Registrant’s intent to deregister its Common Stock with the Securities and Exchange Commission.